UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Address of principal executive offices) (Zip code)
101 Federal Street
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: January 31, 2011

Item 1. Reports to Stockholders.

# The Advisors' Inner Circle Fund II

## Reaves Select Research Fund

**Semi-Annual Report** **January 31, 2011**

W.H. REAVES & COMPANY
INVESTMENT MANAGEMENT

The Advisors’ Inner Circle Fund II Reaves Select Research Fund Semi-Annual Report January 31, 2011

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2011 (Unaudited)
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	14

Disclosure of Fund Expenses	22
The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND
SHAREHOLDERS’ LETTER
January 31, 2011
To the Shareholders of the Reaves Select Research Fund:
For the six months ended January 31, 2011 the Fund’s total return net of fees was 20.71% for the Institutional shares and 20.57% for the Investor class shares. Net Asset Value at the end of the period was $8.18 per share and dividend distributions were $.06 and $.0507 for the Institutional and Investor shares respectively.
Market gains during the period were underpinned by the Federal Reserve’s commencement of quantitative easing (QE 2) and the extension of the Bush tax cuts for two more years. Risk premiums diminished greatly as institutions scrambled to liquidate “safe” investments like treasuries and utilities in favor of cyclical growth assets. Thus, much to the surprise of many pundits, interest rates actually rose and inflation, particularly in commodity prices, became an increasing source of return and concern.
Underlying fund flows and market factors, economic conditions saw tepid improvement. The labor market stabilized, albeit at a depressed level, housing started to recover a bit, and there was evidence of cyclical recovery in many of the industrial and manufacturing heavy states in which we invest. This helped investors become more confident in corporate earnings prospects, and indeed many of our investments reported accelerating earnings recoveries, with some even breaching 2008 peaks.
The returns for the period were driven by our Energy and Gas utility sectors exposure, which accounted for about one half of the portfolio’s returns. Investments in the Telecommunications and Utility sectors also produced positive absolute returns and outperformed their relative S&P 500 sub-indices.
Electric, Gas and Water Utilities
Portfolio investments outperformed the S&P Utilities sub-index. This was driven by equity selection contribution and the portfolio’s minimal exposure to companies with large unregulated generation fleets. Performance of regulated utilities operating in selected states with favorable regulatory regimes remained robust despite rising interest rates while those with unregulated generation exposure remained challenged by low electricity prices.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND
In general, natural gas processors and transporters outperformed the market in the period on higher delivered volumes and stronger margins. Our investments in the shares of Oneok, Inc. and South Jersey Industries, Inc. were especially profitable. Continued investment in transportation and processing infrastructure targeting upstream oil and gas producers developing shale plays has been a source of earnings growth.
Also contributing to performance was our investment in American Water Works, the sole water utility in the portfolio. Rate increases in the coming years should enable the company to increase its return on equity from the current 6.0% to closer to the industry average of more than 9%. We believe ongoing consolidation within the industry can also contribute to earnings and dividend growth.
Energy
Energy sector investment performance was primarily driven by a rise in the price of oil. The price of West Texas Intermediate (WTI) increased from $79.97 to $91.38 per barrel despite no evident shortage in inventories or productive capacity. The Federal Reserve’s quantitative easing program as well as rapid emerging market economic growth, sparked general commodity price increases from which oil benefitted.
While a significant performance contribution came from companies with greater sensitivity to changes in the price of energy commodities, such as Occidental Petroleum Inc. and EQT Corp., the period also marked a shift in investor sentiment regarding the oil service subsector. Accelerating development of North American shale plays, which are generally more service and equipment intensive, coupled with a shift in international oil company willingness to invest more aggressively abroad resulted in one of the best six months for the subsector since the 1990’s. A lifting of the Gulf of Mexico drilling moratorium following the Deepwater Horizon disaster also helped.
Telecommunications
Our investment in rural wireline carriers drove returns in the quarter as they outperformed large integrated telecoms. Market participants appear to be gaining comfort with the subsector’s dividend sustainability and outlook. Total returns from both Frontier Communications and CenturyLink exceeded 25% for the period driven by industry consolidation and cost cutting. Frontier’s acquisition of rural access lines from Verizon Communications should be accretive to cash flow and integration appears to be going well. The acquisition of Qwest Communications by CenturyLink is expected to close in the first half of 2011.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND
Late in the fourth quarter, the Federal Communications Commission (FCC) issued its net neutrality order, which we view as relatively benign for the broadband carriers. The order prohibits blocking of lawful internet content and unreasonable discrimination on wireline networks. Most important, it does allow for tiered pricing to end users, as well as “reasonable” network management practices, which is a net positive for the integrated telecommunications industry. Due in part to the FCC’s midsummer loss in a case against Comcast, Inc. over the issue, the order was less onerous than early proposals calling for the re-regulation of broadband as a telephone service.
Outlook
The businesses in which we invest are generally improving as economic conditions recover. Earnings are growing again, balance sheets are getting better, growth opportunities continue to emerge and valuations are not stretched. Thus, we remain cautiously optimistic as we look out into 2011 even as we continue our focus on differentiated investments that can outperform regardless of economic conditions. While we expect a benign interest rate environment and think that the big move in rates is largely behind us, we know that if we are wrong, the improvement in the underlying earnings means our investments can increase cash returns to shareholders by raising dividends or repurchasing shares. In addition, we remain well positioned through our energy investments in the event that global inflation accelerates.
Thematically, we continue to see opportunities. Among other things, we think domestic infrastructure development should remain healthy in the near term. We believe that shale gas supply availability, cheapness and relative environmental benefits will mean rising demand over the next ten years for the commodity. Rising demand should in turn provide ample growth opportunities for companies in the distribution, processing and transportation businesses, many of which also provide investors with competitive dividend yields.
Also, the same technologies that opened up domestic shale gas are having a profound impact on how crude oil is developed. New life has been given to some older fields, new fields are being discovered and opportunities to export the knowhow internationally remain abundant.
There are some evident headwinds, though. On the utility front, uncertainty around carbon legislation will continue to serve as an impediment to investment, investment that is crucial to continued earnings growth. While this should be offset by more sophisticated cost management, we think the coming months may show some slowing of earnings growth rates, making careful selection ever more important.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND
In addition, we have become a bit less sanguine on electric regulation. While much of the decade saw a trend towards more cooperative utility relationships with regulators as both sides of the table increasingly adopted industry best practices, some recent decisions indicate that state level fiscal woes are changing the status quo. Thus, we have become more focused on jurisdictions where regulation is stable or improving, where companies can grow by investing in their businesses.
As always, we remain committed to providing investors with a differentiated portfolio of well-researched, high-quality companies in vital industries that have the ability thrive, grow, and continue to generate increased returns in good times and bad.
Respectfully submitted,
Tim Porter and
Ronald J. Sorenson
The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND
Definition of the Comparative Indices
S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.
S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2011
(Unaudited)
SECTOR WEIGHTINGS†:
SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%

	Shares	Value
BROADCASTING, NEWSPAPERS & ADVERTISING — 2.6%
Comcast, Cl A	60,000	$1,365,000

ELECTRIC UTILITIES — 29.7%
Ameren	20,000	567,400
CMS Energy	90,500	1,764,750
DTE Energy	23,950	1,107,927
Edison International	35,500	1,287,940
Integrys Energy Group	22,450	1,068,396
ITC Holdings	23,000	1,511,100
NSTAR	46,350	2,010,663
Pinnacle West Capital	51,000	2,076,210
SCANA	39,850	1,684,459
TECO Energy	72,500	1,334,725
Wisconsin Energy	24,000	1,446,960

		15,860,530

ENERGY — 26.5%
Cameron International *	31,350	1,670,955
Cenovus Energy	40,200	1,391,322
Chevron	14,000	1,329,020
Devon Energy	23,800	2,110,822
Exxon Mobil	30,500	2,460,740
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2011
(Unaudited)
COMMON STOCK — concluded

	Shares	Value
ENERGY — continued
Occidental Petroleum	16,950	$1,638,726
Penn West Petroleum	35,550	977,270
Schlumberger	19,300	1,717,507
Southwestern Energy *	21,400	845,300

		14,141,662

FINANCIAL SERVICES — 1.0%
Berkshire Hathaway, Cl B *	6,500	531,375

GAS — 17.1%
Enbridge	14,550	843,027
Energen	17,000	950,300
Enterprise Products Partners (A)	20,000	871,200
EQT	44,500	2,144,455
Oneok	39,350	2,317,321
South Jersey Industries	38,000	1,985,120

		9,111,423

MATERIALS — 1.5%
Nalco Holding	26,600	810,236

TELECOMMUNICATION SERVICES — 16.5%
American Tower, Cl A *	21,300	1,083,318
AT&T	74,900	2,061,248
BCE	34,000	1,235,220
CenturyLink	36,500	1,578,260
Frontier Communications	216,150	1,982,096
Telefonica ADR	21,200	532,756
Vivo Participacoes ADR	10,000	340,400

		8,813,298

WATER UTILITIES — 3.2%
American Water Works	68,100	1,736,550

TOTAL COMMON STOCK (Cost $43,681,072)		52,370,074

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2011
(Unaudited)
SHORT-TERM INVESTMENT — 0.7%

	Shares	Value
SEI Daily Income Trust Treasury II Fund, Cl B, 0.050% (B) (Cost $386,165)	386,165	$386,165

TOTAL INVESTMENTS— 98.8% (Cost $44,067,237)		$52,756,239

Percentages are based on Net Assets of $53,410,487.

*	Non-income producing security.

(A)	Security considered a Master Limited Partnership. At January 31, 2011, this security amounted to $871,200 or 1.63% of net assets.

(B)	Rate shown is the 7-day effective yield as of January 31, 2011.

ADR	American Depositary Receipt

Cl	Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2011
(Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $44,067,237)	$52,756,239
Receivable due from Investment Adviser	6,963
Receivable for Investment Securities Sold	1,340,532
Dividends Receivable	135,381
Receivable for Capital Shares Sold	23,290
Prepaid Expenses	21,680
Foreign Tax Reclaims Receivable	1,621

Total Assets	54,285,706

Liabilities:
Payable for Investment Securities Purchased	768,727
Payable due to Investment Adviser	34,246
Payable due to Administrator	11,636
Chief Compliance Officer Fees Payable	3,566
Payable for Capital Shares Redeemed	2,930
Payable due to Trustees	1,977
Payable due to Distributor	457
Other Accrued Expenses	51,680

Total Liabilities	875,219

Net Assets	$53,410,487

Net Assets Consist of:
Paid-in-Capital	$56,255,230
Undistributed Net Investment Income	525,840
Accumulated Net Realized Loss on Investments	(12,059,585)
Net Unrealized Appreciation on Investments	8,689,002

Net Assets	$53,410,487

Net Asset Value, Offering and Redemption Price Per Share — (unlimited authorization — no par value) Institutional Class Shares ($50,606,269 ÷ 6,188,226)	$8.18

Net Asset Value, Offering and Redemption Price Per Share — (unlimited authorization — no par value) Investor Class Shares ($2,804,218 ÷ 342,705)	$8.18

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH
FUND FOR THE SIX MONTHS
ENDED JANUARY 31, 2011
(Unaudited)
STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$947,100
Less: Foreign Taxes Withheld	(15,279)

Total Investment Income	931,821

Expenses:
Investment Advisory Fees	202,553
Administration Fees	64,201
Chief Compliance Officer Fees	4,923
Trustees’ Fees	4,393
Distribution Fees (1)	3,401
Transfer Agent Fees	43,619
Legal Fees	21,189
Registration Fees	15,898
Printing Fees	14,490
Audit Fees	10,088
Custodian Fees	2,911
Insurance and Other Expenses	6,620

Total Expenses	394,286

Less: Investment Advisory Fees Waived	(39,721)
Less: Fees Paid Indirectly	(65)

Net Expenses	354,500

Net Investment Income	577,321

Net Realized Gain on Investments	1,844,243
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,625,321

Net Realized and Unrealized Gain on Investments	9,469,564

Net Increase in Net Assets Resulting from Operations	$10,046,885

(1)	Attributable to Investor Class Shares.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	January 31,	Ended
	2011	July 31,
	(Unaudited)	2010
Operations:
Net Investment Income	$577,321	$1,219,655
Net Realized Gain (Loss) on Investments	1,844,243	(1,865,222)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,625,321	3,876,137

Net Increase in Net Assets Resulting from Operations	10,046,885	3,230,570

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(401,436)	(888,874)
Investor Class Shares	(18,341)	(40,102)

Total Dividends and Distributions	(419,777)	(928,976)

Capital Share Transactions(1)
Institutional Class Shares
Issued	441,444	4,315,749
Reinvestment of Distributions	261,838	571,442
Redeemed	(8,167,358)	(8,540,193)

Net Institutional Class Capital Share Transactions	(7,464,076)	(3,653,002)

Investor Class Shares
Issued	278,509	1,051,533
Reinvestment of Distributions	16,199	36,814
Redeemed	(503,505)	(1,373,829)

Net Institutional Class Capital Share Transactions	(208,797)	(285,482)

Net Decrease From Capital Share Transactions	(7,672,873)	(3,938,484)

Total Increase (Decrease) in Net Assets	1,954,235	(1,636,890)

Net Assets:
Beginning of Year	51,456,252	53,093,142

End of Year (including undistributed net investment income of $525,840 and $368,296, respectively)	$53,410,487	$51,456,252

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Six Months
	Ended		Year	Year	Year	Year	Year
	January 31,		Ended	Ended	Ended	Ended	Ended
	2011		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.83		$6.52	$10.96	$12.73	$11.81	$11.57

Income from Operations:
Net Investment Income(1)	0.08		0.16	0.19	0.30	0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	1.33		0.27	(3.45)	0.05 ^	1.85	0.83

Total from Operations	1.41		0.43	(3.26)	0.35	2.07	1.08

Dividends and Distributions from:
Net Investment Income	(0.06)		(0.12)	(0.19)	(0.29)	(0.22)	(0.25)
Net Realized Gains	—		—	(0.99)	(1.83)	(0.93)	(0.59)

Total Dividends and Distributions	(0.06)		(0.12)	(1.18)	(2.12)	(1.15)	(0.84)

Net Asset Value, End of Period	$8.18		$6.83	$6.52	$10.96	$12.73	$11.81

Total Return†	20.71	%††	6.58%††	(28.51) %††	1.37%	18.30%	9.78%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$50,606		$48,929	$50,394	$74,026	$77,836	$70,129
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%*	1.30%	1.30%	1.15%	1.19%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.45	%*	1.42%	1.44%	1.15%	1.19%	1.30%
Ratio of Net Investment Income to Average Net Assets	2.15	%*	2.27%	2.87%	2.49%	1.79%	2.18%
Portfolio Turnover Rate	46	%**	89%	72%	66%	84%	54%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain fees not been waived by the Adviser during the period.

^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.

*	Annualized

**	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Investor Class Shares
	Six Months
	Ended		Year	Year	Year	Year	Year
	January 31,		Ended	Ended	Ended	Ended	Ended
	2011		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2010	2009	2008	2007^^	2006
Net Asset Value, Beginning of Period	$6.83		$6.53	$10.96	$12.74	$11.81	$11.57

Income from Operations:
Net Investment Income(1)	0.07		0.14	0.17	0.27	0.19	0.22
Net Realized and Unrealized Gain/(Loss) on Investments	1.33		0.26	(3.44)	0.04 ^	1.86	0.83

Total from Operations	1.40		0.40	(3.27)	0.31	2.05	1.05

Dividends and Distributions from:
Net Investment Income	(0.05)		(0.10)	(0.17)	(0.26)	(0.19)	(0.22)
Net Realized Gains	—		—	(0.99)	(1.83)	(0.93)	(0.59)

Total Dividends and Distributions	(0.05)		(0.10)	(1.16)	(2.09)	(1.12)	(0.81)

Net Asset Value, End of Period	$8.18		$6.83	$6.53	$10.96	$12.74	$11.81

Total Return†	20.57	%††	6.14%††	(28.60) %††	1.05%	18.09%	9.49%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,804		$2,527	$2,699	$5,376	$4,332	$3,074
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55	%*	1.55%	1.55%	1.40%	1.44%	1.65%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.70	%*	1.67%	1.68%	1.40%	1.44%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.88	%*	2.03%	2.53%	2.19%	1.53%	1.87%
Portfolio Turnover Rate	46	%**	89%	72%	66%	84%	54%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.

^^	Effective August 1, 2006, all existing Class A Shares of the Reaves Select Research Fund were reclassified as Investor Class Shares

*	Annualized

**	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Reaves Select Research Fund (the “Fund”). The financial statements of the remaining funds are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2011, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:
•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended January 31, 2011, there have been no significant changes to the Fund’s fair value methodologies and there have been no significant transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2011, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available, distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
Effective December 21, 2009, the Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
0.12% on the first $300 million of the Fund’s average daily net assets;
0.08% on the next $200 million of the Fund’s average daily net assets;
and 0.06% on the Fund’s average daily net assets over $500 million.
Also effective December 21, 2009, each fund is subject to a minimum annual administration fee of $125,000, provided that the Fund is subject to a minimum annual administration fee of $112,500 until December 20, 2010, after which such minimum annual administration fee shall be $125,000. The minimum annual administration fee for each fund (other than the Fund) shall be increased by $15,000 per additional class, and the Fund shall be increased by $12,000 per additional class established after the date of the Administration Agreement.
The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Class Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Investor Class Shares as compensation for distribution services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses.
During the six months ended January 31, 2011, the Fund earned credits of $65, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Investor Class Shares’ average daily net assets, respectively.
6. Share Transactions:

	Six Months Ended
	January 31, 2011	Year Ended
	(Unaudited)	July 31, 2010
Share Transactions:
Institutional Class Shares
Issued	59,126	593,752
Reinvestment of Distributions	34,530	82,322
Redeemed	(1,070,241)	(1,236,219)

Net Institutional Class Shares Capital Share Transactions	(976,585)	(560,145)

Investor Class Shares
Issued	38,198	148,385
Reinvestment of Distributions	2,139	5,286
Redeemed	(67,416)	(197,388)

Net Investor Class Shares Capital Share Transactions	(27,079)	(43,717)

Net Decrease in Shares Outstanding from Share Transactions	(1,003,664)	(603,862)

7. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six months ended January 31, 2011 were $23,920,012 and $31,668,406, respectively. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
8. Federal Tax Information:
The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
The tax character of dividends and distributions declared during the fiscal years ended July 2010 and 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
2010	$928,976	$—	$928,976
2009	5,466,523	2,774,699	8,241,222
As of July 31, 2010, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$368,296
Capital Loss Carryforwards	(11,553,041)
Post-October Losses	(1,979,319)
Unrealized Appreciation	692,213

Total Accumulated Losses	$(12,471,851)

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. They are as follows:

Expires	Amount
July 2017	$1,361,196
July 2018	10,191,845

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2011 were as follows:

	Aggregate Gross	Aggregate Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$44,067,237	$8,796,668	$(107,666)	$8,689,002
9. Concentration/Risks:
The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.
10. Other:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
11. Subsequent Event:
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the following page illustrates your Fund’s costs in two ways.
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	8/1/2010	1/31/2011	Ratios	Period*

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,207.10	1.30%	$7.23
Investor Class Shares	1,000.00	1,205.70	1.55	8.62
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.65	1.30%	$6.61
Investor Class Shares	1,000.00	1,017.39	1.55	7.88

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

NOTES

NOTES

Reaves Select Research Fund
P.O. Box 219009
Kansas City, MO 64121-9009
Investment Adviser:
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, NJ 07302
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund.
WHR- SA-001-0700

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President

Date: April 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	\s\ Philip T. Masterson Philip T. Masterson, President

Date: April 8, 2011

By (Signature and Title)	\s\ Michael Lawson Michael Lawson
Treasurer, Controller & CFO
Date: April 8, 2011